Exhibit 10.01

                   Second Amendment to Credit Agreement

This Second Amendment to Credit Agreement (this "Amendment") dated as of May 8, 1997, among LG&E Gas Systems Inc. ("the Borrower"), the Lenders party hereto and Bank of Montreal, as Agent;

                           W i t n e s s e t h:

Whereas, the Borrower, the Lenders and the Agent have heretofore executed and delivered a Credit Agreement dated as of May 12, 1995 as amended (the "Credit Agreement"); and

Whereas, the Borrower has requested that the Lenders amend the interest coverage ratio requirements of Section 5.02 of the Credit Agreement;

Whereas, the parties hereto desire to amend the Credit Agreement as herein provided for;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

1. Section 5.02(a) of the Credit Agreement is hereby amended by adding the following immediately at the end thereof:

     "The foregoing to the contrary notwithstanding, the Borrower shall not be required to comply with the foregoing requirement for the periods of four quarters ending on March 31, 1997 and June 30, 1997."

2.   The Borrower represents and warrants to each Lender and the Agent that
(a) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof except to the extent any such representation and warranty expressly relates solely to an earlier date and except that the reference to the December 31, 1994 financial statements of the Parent and its Consolidated Subsidiaries in Section 4.01(f) shall be deemed to be reference to the December 31, 1996 financial statements of the Parent and its Consolidated Subsidiaries and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (b) No Event of Default or event which with the lapse of time or the giving of notice would constitute an Event of Default has occurred and is continuing after giving effect to the amendment provided for herein; and (c) without limiting the effect of the foregoing, the Borrower's execution, delivery and performance of this Amendment have been duly authorized, and this Amendment has been executed and delivered by a duly authorized officer of the Borrower.

3. This Amendment shall become effective when the Borrower, the Majority Lenders and the Agent shall have executed and delivered this Amendment but such effectiveness shall then relate back to March 30, 1997 and any Default or Event of Default which would not have occurred if such conditions to effectiveness had been satisfied on March 30, 1997 shall be deemed waived.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.

Dated as of the date first above written but to be effective as of March
30, 1997.

                                    LG&E Gas Systems Inc.

                                    By
                                      Its __________________________


Accepted and Agreed to as of the day and year first above written.

                                    Bank of Montreal, in its individual
                                       capacity as a Lender and as Agent

                                    By
                                      Its __________________________

                                    The Chase Manhattan Bank (National
                                       Association)

                                    By
                                      Its __________________________


                                    PNC Bank, Kentucky, Inc.

                                    By
                                      Its __________________________



                                    First National Bank of Chicago

                                    By
                                      Its __________________________


                                    Mellon Bank, N.A.

                                    By
                                      Its __________________________


                                    Union Bank of Switzerland

                                    By
                                      Its __________________________


                                    The Bank of New York

                                    By
                                      Its __________________________


                                    Banque Paribas


                                    By
                                      Its __________________________


                                    CIBC Inc.

                                    By
                                      Its __________________________


                                    Citibank, N.A.

                                    By
                                      Its __________________________